Exhibit 10.3

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment to Employment Agreement (“Amendment”), is made and entered into as of the 31st day of December, 2008, by and between CORPORATE OFFICE PROPERTIES, L.P. (the “Employer”), CORPORATE OFFICE PROPERTIES TRUST (“COPT”) and STEPHEN E. RIFFEE.

RECITALS

A.                                   The Executive and the Employer executed an Employment Agreement dated July 31, 2006 (the “Employment Agreement”) providing for the employment of the Executive by the Employer upon the terms and conditions therein stated.

B.                                     The Executive and the Employer have agreed to modify this Employment Agreement as concerns the timing of the post-termination severance payment.

NOW, THEREFORE, in consideration of the Executive’s continued employment under the Employment Agreement, and pursuant to paragraph 11(b) of the Employment Agreement, it is covenanted and agreed by and between the parties hereto as follows:

1.                                       AMENDMENT OF SECTION 4(b)(iii).  Section 4(b)(iii) of the Employment Agreement is deleted and the following in inserted in lieu thereof:

(iii)                               The cash payments under this paragraph (b) of Section 4 will be made monthly over twelve (12) months, unless otherwise mutually agreed by the parties to minimize the Executive’s tax burden in any year.

2.                                       NO OTHER AMENDMENTS.  Except to the extent set forth above, this Amendment does not affect or otherwise supersede any other provisions of the Employment Agreement or otherwise limit its enforceability in any way.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

“Employer”		“Executive”
CORPORATE OFFICE PROPERTIES,
L.P., a Delaware limited partnership

By	: /s/ Randall M. Griffin	/s/ Stephen E. Riffee
Randall M. Griffin		Stephen E. Riffee
President and Chief Executive Officer

CORPORATE OFFICE PROPERTIES
TRUST, a Maryland real estate investment trust

By	: /s/ Randall M. Griffin
Randall M. Griffin
President and Chief Executive Officer